UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2012

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 8, 2012, Eagle Rock Energy Partners, L.P. (the “Partnership”) reconvened its 2012 Annual Meeting of Limited Partners (the “Annual Meeting”), which had been previously adjourned on May 22, 2012 to permit additional time to solicit additional unitholder votes in order to obtain the necessary quorum.
The Limited Liability Company Agreement of Eagle Rock Energy G&P, LLC (the “Company”), the general partner of Eagle Rock Energy GP, L.P., the general partner of the Partnership, provides that one Class II Director (the “Class II NGP Appointed Director”) shall be appointed by the NGP Parties (as that term is defined in the Second Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the “Partnership Agreement”), to serve on the board of directors of the Company (the “Board”) for a three-year term.
At the Annual Meeting, the NGP Parties reappointed William J. Quinn (whose term expired at the Annual Meeting) as the Class II NGP Appointed Director, for a term of office expiring at the Partnership's 2015 Annual Meeting of Limited Partners. Mr. Quinn does not currently serve on any committees of the Board.
Mr. Quinn is a managing partner of Natural Gas Partners (“NGP”) and is the Executive Vice President of NGP Energy Capital Management, an affiliate of NGP. In the Partnership's history, the Partnership has been involved in several transactions with affiliates of NGP, including Montierra Minerals & Production, L.P. (“Montierra”).
During the year ended December 31, 2011, the Partnership purchased approximately $6.1 million of natural gas from certain companies affiliated with one or more NGP private equity firms, of which there was an outstanding accounts payable balance of $0.4 million as of December 31, 2011.
 On May 3, 2011, the Partnership completed the acquisitions of CC Energy II L.L.C. and Crow Creek Operating Company II L.L.C. (the “Crow Creek Acquisition”). In connection with the closing of the Crow Creek Acquisition, the Partnership entered into a registration rights agreement (“Registration Rights Agreement”) with Natural Gas Partners VIII, L.P. (“NGP VIII”). The Registration Rights Agreement grants NGP VIII and certain of its affiliates registration rights with respect to the common units acquired pursuant to the Partnership's acquisition of Crow Creek Energy. Pursuant to the Registration Rights Agreement, NGP VIII and certain of its affiliates have the ability to demand that the Partnership register for resale their common units acquired pursuant to the acquisition of Crow Creek Energy. This registration may be an underwritten offering at the discretion of NGP VIII and certain of its affiliates. NGP VIII and certain of its affiliates may demand up to four such registrations, subject to an increase to up to seven if the registration rights under the Partnership Agreement are amended. Additionally, the Registration Rights Agreement provides that NGP VIII and certain of its affiliates have piggyback registration rights in certain circumstances, which would require inclusion of their common units on registration statements that the Partnership files, subject to certain customary exceptions. There are no limits on the number of times NGP VIII and certain of its affiliates can exercise these piggyback registration rights.
In connection with the Partnership's June 2010 rights offering, certain warrants (the “Warrants”) to purchase common units of the Partnership were issued to NGP and certain of its affiliates in a transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) pursuant to Section 4(2) thereunder. Similarly, the issuance of common units upon exercise of the Warrants occurred in transactions exempt from the registration requirements of the Securities Act pursuant to Section 4(2) thereunder. The Warrants were exercisable on a 1:1 basis for common units at an exercise price of $6.00 per common unit and on certain specified dates. The Warrants were freely tradeable until their expiration on May 15, 2012.
Since January 1, 2011, NGP and its affiliates, including Montierra, exercised Warrants as follows:

Date	Number of Warrants	Aggregate Exercise Price	Common Unit Closing Price
May 16, 2011	266,936	$1.6 million	$10.65
August 15, 2011	3,975,362	$23.9 million	$10.80
November 15, 2011	247,617	$1.5 million	$10.19
March 15, 2012	200,000	$1.2 million	$10.27
May 15, 2012	273,484	$1.6 million	$9.11

In addition, the Partnership previously entered into a Supplemental Indemnification Agreement (an “Indemnification Agreement”) with Mr. Quinn on December 30, 2009, the form of which is filed as Exhibit 10.1 to the Partnership's Current Report on Form 8-K filed on December 30, 2009 and is incorporated herein by reference. The Indemnification Agreement continues in effect between the Partnership and Mr. Quinn.

Item 5.07.	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the Partnership's common unitholders were requested to: (1) elect two Class II Elected Directors to serve on the Board for terms of office expiring at the Partnership's 2015 Annual Meeting of Limited Partners, (2) approve, on an advisory basis, the compensation of the Company's named executive officers and (3) ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Partnership to examine, audit and report to unitholders on the consolidated financial statements of the Partnership and its subsidiaries for the year ending December 31, 2012. Each of these items is more fully described in the Partnership's definitive proxy statement filed on April 9, 2012.
The certified results of the matters voted upon at the Annual Meeting are as follows:
Proposal No. 1 - Election of Two Class II Elected Directors: The election of the Class II Elected Directors was approved as follows:

Nominee	For	Withheld
William A. Smith	36,456,112 (95.27%)	1,810,871 (4.73%)
Herbert C. Williamson, III	36,437,136 (95.22%)	1,829,847 (4.78%)

There were 32,665,514 broker non-votes cast with respect to Proposal No. 1.
The NGP Parties (as defined in the Partnership Agreement) were not permitted to vote on this matter pursuant to the terms of the Partnership Agreement.
Proposal No. 2 - Approval, on an Advisory Basis, of the Compensation of the Company's Named Executive Officers: The compensation of the Company's named executive officers was approved on an advisory basis as follows:

For	Against	Abstain
86,701,365 (94.39%)	4,220,576 (4.59%)	935,877 (1.02%)

There were 32,665,514 broker non-votes cast with respect to Proposal No. 2.
Proposal No. 3 - Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Partnership to examine, audit and report to unitholders on the consolidated financial statements of the Partnership and its subsidiaries for the year ending December 31, 2012: The appointment of KPMG LLP as the independent registered public accounting firm of the Partnership was ratified as follows:

For	Against	Abstain
123,923,806 (99.52%)	388,938 (0.31%)	210,588 (0.17%)

There were no broker non-votes cast with respect to Proposal No. 3.
With respect to the results of Proposals No. 2 and 3 as reported above, 28,316,231 of the common units held by NGP VIII were voted in the same proportion as the votes cast by holders of all other common units, as prescribed by that certain Voting Agreement dated May 3, 2011 by and among NGP VIII and the Partnership, which is filed as Exhibit 10.2 to the Partnership's Current Report on Form 8-K filed on May 3, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.
	By:	Eagle Rock Energy GP, L.P.,
its general partner
	By:	Eagle Rock Energy G&P, LLC,
its general partner
Date: June 8, 2012	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel